UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BENCHMARK ELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Logo benchmark electronics inc important notice regarding the availability of proxy materials shareholders meeting to be held on       may 12 2021 for shareholders as of march 15 2021 this communication presents only an overview of the more complete proxy materials that are available to you on the internet this is not a ballot you cannot use this notice to vote your shares we encourage you to access and review all of the important information contained in the proxy materials before voting to view the proxy materials and to obtain directions to attend meeting go to www proxy docs com bhe to vote your proxy while visiting this site you will need the 12 digit control number in the box below under united states securities and exchange commission rules proxy materials do not have to be delivered in paper proxy materials can be distributed by making them available on the internet p o box 8016 cary nc 27512 9903 for a convenient way to view proxy materials and vote go to www proxy docs com bhe have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions if you want to receive a paper or e mail copy of the proxy material you must request one there is no charge to you for requesting a copy in order to receive a paper package in time for this years meeting you must make this request on or before april 30 2021 to order paper materials use one of the following methods internet www investor elections com bhe telephone 866 648 8133 e mail paper investor elections com benchmark electronics inc when requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above if requesting material by e mail please send a blank e mail with the 12 digit control number located above in the subject line no other requests instructions or other inquiries should be included with your e mail requesting material meeting type annual meeting of shareholders date wednesday may 12 2021 time 08 00 am local time place 56 south rockford drive tempe arizona 85281 see reverse for full agenda

Benchmark electronics inc annual meeting of shareholders the board of directors recommends a vote for proposals 1 2 and 3 proposal 1 election of directors 1 01 david w scheible 1 02 bruce a carlson 1 03 anne de greef safft 1 04 douglas g duncan 1 05 robert k gifford 1 06 kenneth t lamneck 1 07 jeffrey s mccreary 1 08 merilee raines 1 09 jeffrey w benck 1 to provide an advisory vote on the compensation of the company’s named executive officers 2 ratify the appointment of kpmg llp as independent registered public accounting firm 3 such other business as may properly come before the meeting or any adjournment thereof